                                                                 EXHIBIT 10.18


METROPOLITAN DADE COUNTY, FLORIDA



AVIATION DEPARTMENT
P.O. BOX 592075
MIAMI, FLORIDA 33159-2075
(305) 876-7000

                                SEPTEMBER 9, 1995

Mr. Dennis Gabriel
Chief Finance Officer
Air South, Inc.
1800 Saint Julian Place
Suite 400
Columbia, SC 29204



RE: AIST246D.MTM - Terminal Lease Modification Letter

Dear Mr. Gabriel:

        This modification reflects Air South, Inc.'s change in operational office, locker room, storage and maintenance space to complete the move from Concourse C to Concourse H at Miami International Airport.

        In accordance with Article 1.03 of Terminal Lease Agreement No. X-246, commencement date of 18 August 1994, covering premises in the Terminal Building area at Miami International Airport, said lease is hereby modified by copy of this letter. Enclosed are two copies of this Modification Letter.


I.      CHANGES EFFECTIVE AUGUST 10, 1995:

        Effective August 10, 1995, the Agreement is modified to add the following:

                           483 square feet of air-conditioned operational, Class III space Exhibit A-4, ID# 3G1890 Dated August 10, 1995

        Below, are the modified Articles 1.02 and 3.01 and attached Exhibits A, A-1, A-2, A-3, B, B-1 and C dated March 26, 1995 and Exhibit A-4 dated August 10, 1995, which are hereby incorporated into and made a part of Lease No. X-246 as of August 10, 1995.

                                     * * *

                          MIAMI INTERNATIONAL AIRPORT

AIR SOUTH, INC.
AIST246D.MTM
September 9, 1995
Page 2



         1.02 Premises: The premises leased herein are located in the Terminal Building area ("Terminal Building") at Miami International Airport ("Airport"), and are described as follows and as shown on Exhibits A, A-1, A-2, A-3, B, B-1 and C dated March 26, 1995 and Exhibit A-4 dated August 10, 1995, attached hereto and made a part hereof ("Premises") and further identified by Dade County Aviation Department ("Department") identification number(s) ("ID#") as follows:

         1. 7,597 square feet of non air-conditioned baggage make-up, Class IV space
                   @ 12% utilization
                   Exhibit A, ID# 4H1380
                   Dated March 26, 1995

         2.        247 square feet of air-conditioned
                   operational, Class II space
                   Exhibit A-1, ID# 2H1097
                   Dated March 26, 1995

         3.        175 square feet of non air-conditioned
                   covered ramp, Class IV space
                   Exhibit A-2, ID# 4G1437
                   Dated March 26, 1995

         4.        193 square feet of air-conditioned
                   operational, Class III space
                   Exhibit A-3, ID# 3H1733
                   Dated March 26, 1995

         5.        483 square feet of air-conditioned
                   operational, Class III space
                   Exhibit A-4, ID# 3G1890
                   Dated August 10, 1995

         6.        182 square feet of air-conditioned
                   ticket counter, Class I space
                   Exhibit B, ID# 1G2245
                   Dated March 26, 1995

         7.        100 square feet of non air-conditioned
                   curbside check-in, Class II space
                   Exhibit B, ID# 2G2020
                   Dated March 26, 1995

         8.        165 square feet of air-conditioned
                   operational, Class II space
                   Exhibit B-1, ID# 2H2274
                   Dated March 26, 1996

AIR SOUTH, INC.
AIST246D.MTM
September 9, 1995
Page 3




9.                341 square feet of air-conditioned
                  administration, Class II space
                  Exhibit C, ID# 2G3323
                  Dated March 26, 1995


                                     * * *


         3.01 Monthly Rental: As monthly rental for the lease of the Premises, the Lessee shall pay to the County, commencing on August 10, 1995, the sum of $9,184.88 in U.S. funds, on the first day of each and every month, in advance and without billing, at the offices of the Department as set forth in Article
3.05. Said rental is computed as follows:



                               DESCRIPTION                         ANNUAL         MONTHLY
                               -----------                         ------         -------
1.      7,597 square feet of non
        air-conditioned baggage
        makeup, Class IV space
        @ 12% utilization @ $19.25 per
        square foot per year:                                    $17,549.07    $1,462.42
        Exhibit A, ID# 4H1380
        Dated March 26, 1995

2.      247 square feet of air-
        conditioned operational,
        Class II space @ $57.75
        per square foot per year:                                 14,264.25    1,188.69
        Exhibit A-1, ID# 2H1097
        Dated March 26, 1995

3.      175 square feet of non
        air-conditioned covered
        ramp, Class IV space
        @ $19.25 per square foot
        per year:                                                 3,368.75       280.73
        Exhibit A-2, ID# 4G1437
        Dated March 26, 1995

4.      193 square feet of air-
        conditioned operational,
        Class III space @ $38.50
        per square foot per year:                                 7,430.50       619.21
        Exhibit A-3, ID# 3H1733
        Dated March 26, 1995

AIR SOUTH, INC.
AIST246D.MTM
September 9, 1995
Page 4


                          DESCRIPTION                         ANNUAL         MONTHLY
                          -----------                         ------         -------
5.      483 square feet of air-
        conditioned operational,
        Class III space @ $38.50
        per square foot per year:                          18,595.50       1,549.63
        Exhibit A-4, ID# 3G1890
        Dated August 10, 1995

6.      182 square feet of air-
        conditioned ticket counter,
        Class I space @ $77.00
        per square foot per year:                          14,014.00       1,167.83
        Exhibit B, ID# 1G2245
        Dated March 26, 1995

7.      100 square feet of non air-
        conditioned curbside check-in,
        Class II space @ $57.75                            5,775.00          481.25
        per square foot per year:
        Exhibit B, ID# 2G2020
        Dated March 26, 1995

8.      165 square feet of air-
        conditioned operational,
        Class II space @ $57.75
        per square foot per year:                          9,528.75          794.06
        Exhibit B-1, ID# 2H2274
        Dated March 26, 1996

9.      341 square feet of air-
        conditioned administrative,
        Class II space @ $57.75                            19,692.75       1,641.06
        per square foot per year:                        -----------      ---------
        Exhibit C, ID# 2G3323
        Dated March 26, 1995

        TOTAL:                                           $110,218.57      $9,184.88


        plus applicable State Sales Taxes, as required by law.



                              *       *       *

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                    EXHIBIT A

                                    AIRSOUTH

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                   EXHIBIT A-1

                                    AIRSOUTH

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                   EXHIBIT A-2

                                    AIRSOUTH

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                   EXHIBIT A-3

                                    AIRSOUTH

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                   EXHIBIT A-4

                                    AIRSOUTH

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                   EXHIBIT B

                                    AIRSOUTH

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                   EXHIBIT B-1

                                    AIRSOUTH

                                  DADE COUNTY
                              AVIATION DEPARTMENT
                          MIAMI INTERNATIONAL AIRPORT

                                   EXHIBIT C

                                    AIRSOUTH

AIR SOUTH, INC.
AIST246D. MTM
September 9, 1995
Page 5


II.     CHANGES EFFECTIVE SEPTEMBER 9, 1995:

        Effective September 9, 1995, the Agreement is modified to delete the following:


                247 square feet of air-conditioned
                operational, Class II space
                Exhibit A-1, ID# 2H1097
                Dated March 26, 1995

                175 square feet of non air-conditioned
                covered ramp, Class IV space
                Exhibit A-2, ID# 4G1437
                Dated March 26, 1995


        Effective September 9, 1995, the Agreement is modified to add the following:


                163 square feet of air-conditioned
                operational, Class II space
                Exhibit B-1, ID# 2H2276
                Dated September 9, 1995

                163 square feet of air-conditioned
                operational, Class II space
                Exhibit B-1, ID# 2H2278
                Dated September 9, 1995

        Below are the modified Articles 1.02 and 3.01 and attached Exhibits A, A-3, A-4, (A-1 & A-2 not used), B, B-1 and C dated September 9, 1995, which are hereby incorporated into and made a part of Lease No. X-246 as of September 9, 1995.


                               *      *      *

AIR SOUTH, INC.
AIST246D.MTM
September 9, 1995
Page 6



         1.02 Premises: The premises leased herein are located in the Terminal Building area ("Terminal Building") at Miami International Airport ("Airport"), and are described as follows and as shown on Exhibits A, A-3, A-4, (A-1 & A-2 not used), B, B-1 and C dated September 9, 1995, attached hereto and made a part hereof ("Premises") and further identified by Dade County Aviation Department ("Department") identification number(s) ("ID#) as follows:


         1. 7,597 square feet of non air-conditioned baggage make-up, Class IV space
                  @ 12% utilization
                  Exhibit A, ID# 4H1380
                  Dated September 9, 1995

         2.       193 square feet of air-conditioned
                  operational, Class III space
                  Exhibit A-3, ID# 3H1733
                  Dated September 9, 1995

         3.       483 square feet of air-conditioned
                  operational, Class III space
                  Exhibit A-4, ID# 3G1890
                  Dated September 9, 1995

         4.       182 square feet of air-conditioned
                  ticket counter, Class I space
                  Exhibit B, ID# 1G2245
                  Dated September 9, 1995

         5.       100 square feet of non air-conditioned
                  curbside check-in, Class II space
                  Exhibit B, ID# 2G2020
                  Dated September 9, 1995

         6.       165 square feet of air-conditioned
                  operational, Class II space
                  Exhibit B-1, ID# 2H2274
                  Dated September 9, 1995

         7.       163 square feet of air-conditioned
                  operational, Class II space
                  Exhibit B-1, ID# 2H2276
                  Dated September 9, 1995

         8.       163 square feet of air-conditioned
                  operational, Class II space
                  Exhibit B-1, ID# 2H2278
                  Dated September 9, 1995

AIR SOUTH, INC.
AIST246D.MTM
September 9, 1995
Page 7



         9.       341 square feet of air-conditioned
                  administration, Class II space
                  Exhibit C, ID# 2G3323
                  Dated September 9, 1995



                                     * * *

         3.01 Monthly Rental: As monthly rental for the lease of the Premises, the Lessee shall pay to the County, commencing on September 9, 1995, the sum of $9,284.32 in U.S. funds, on the first day of each and every month, in advance and without billing, at the offices of the Department as set forth in Article
3.05. Said rental is computed as follows:


        DESCRIPTION                              ANNUAL          MONTHLY
        -----------                              ------          -------
1.      7,597 square feet of non
        air-conditioned baggage
        makeup, Class IV space
        @ 12% utilization @ $19.25 per
        square foot per year:                    $17,549.07     $1,462.42
        Exhibit A, ID# 4H1380
        Dated September 9, 1995

2.      193 square feet of air-
        conditioned  operational,
        Class III space @ $38.50
        per square foot per year:                7,430.50        619.21
        Exhibit A-3, ID# 3H1733
        Dated September 9, 1995

3.      483 square feet of air-
        conditioned  operational,
        Class III space @ $38.50
        per square foot per year:                18,595.50      1,549.63
        Exhibit A-4, ID# 3G1890
        Dated September 9, 1995

4.      182 square feet of air-
        conditioned ticket counter,
        Class I space @ $77.00 per
        square foot per year:                    14,014.00      1,167.83
        Exhibit B, ID# 1G2245
        Dated September 9, 1995

AIR SOUTH, INC.
AIST246D.MTM
September 9, 1995
Page 8



          DESCRIPTION                                                      ANNUAL         MONTHLY
          -----------                                                      ------         -------
5.        100 square feet of non air-
          conditioned curbside check-in,
          Class II space @ $57.75                                         5,775.00         481.25
          per square foot per year:
          Exhibit B, ID# 2G2020
          Dated September 9, 1995

6.        165 square feet of air-
          conditioned  operational,
          Class II space @ $57.75
          per square foot per year:
          Exhibit B-1, ID# 2H2274
          Dated September 9, 1995                                         9,528.75         794.06

7.        163 square feet of air-
          conditioned operational, Class II space
          @ $57.75 per square foot per year:                              9,413.25         784.43
          Exhibit B-1, ID# 2H2276
          Dated September 9, 1995

8.        163 square feet of air-
          conditioned operational,
          Class II space @ $57.75
          per square foot per year:                                       9,413.25         784.43
          Exhibit B-1, ID# 2H2278
          Dated September 9, 1995

9.        341 square feet of air-conditioned
          administrative, Class II space @
          $57.75 per square foot per year:
          Exhibit C, ID# 2G3323                                          19,692.75       1,641.06
          Dated September 9, 1995                                      -----------      ---------
          TOTAL:                                                       $111,412.07      $9,284.32





            plus applicable State Sales Taxes, as required by law.


                                     * * *

AIR SOUTH, INC.
AIST246D.MTM
September 9, 1995
Page 9




         3.02 Security Deposit: Based on the above, the Security Deposit required under Article 3.02 is now $19,371.11. This includes the 6.5% Florida State Sales Tax on items 2, 3, 6, 7, 8 and 9. Our Accounting Division advises that Air South currently has $16,818.50 in its ASIT30 Prepaid Fees Account. Please send a check in the amount of $2,552.61 to cover the Security Deposit requirement to the Properties Department, attention Don F. Hyman, by October 9, 1995.

        All other terms, covenants and conditions contained in Lease # X-246, not inconsistent herewith, shall remain in full force and effect.

         Please acknowledge your concurrence with the above lease modification by executing one copy of this Modification Letter and returning it along with your check in the amount of $2,552.61 to the Properties Division, attention Don Hyman, by October 9, 1995. Failure to respond by this date will be assumed as Air South's concurrence with this modification.

        By copy of this letter to our Accounting Division, billing will be adjusted accordingly.

         If you have any questions please feel free to contact Don Hyman at
(305) 876-0362.

                                   Sincerely,

                                   /s/ Eli D. Mizrahi
                                   -----------------------
                                   Eli D. Mizrahi
                                   Chief, Terminal Properties
                                   and Commercial Operations

AGREED AND ACCEPTED
AIR SOUTH, INC.

By:
       --------------------------
Title:
       --------------------------



Date:
       --------------------------

Attachments

cc:       Accounting
          Maintenance
          Operations
          Jack Higgins - Station Manager

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                    EXHIBIT A

                                    AIRSOUTH

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                   EXHIBIT A-3

                                    AIRSOUTH

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                   EXHIBIT A-4

                                    AIRSOUTH

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                    EXHIBIT B

                                    AIRSOUTH

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                   EXHIBIT B-1

                                    AIRSOUTH

                                 DADE COUNTY
                             AVIATION DEPARTMENT
                         MIAMI INTERNATIONAL AIRPORT

                                    EXHIBIT C

                                    AIRSOUTH

                            NEWTON & ASSOCIATES, INC.
                          AVIATION INDUSTRY CONSULTANTS
                           BOSTON . CHARLOTTE . MIAMI
February 15, 1995


Mr. Dennis Crosby
Air South Inc.
101 Trade Zone Drive
Suite 9A
West Columbia, South Carolina 29170

Re:      Ramp Handling Agreement; Myrtle Beach Jetport

Dear Mr. Crosby:

I have previously sent you three different agreements concerning Air South's proposed service at the Myrtle Beach Jetport. Two of them were for execution on behalf of Air South:

         (1)    a Non-Signatory Airline Use Permit, and

         (2)    a Space Permit.

The third was in draft, for Air South's information while the Horry County Department of Airports (HCDA), the Jetport Operator, was also reviewing it:

         (3) a Ramp Handling Agreement.

Now enclosed are three copies of the Ramp Handling Agreement for Air South's execution. Air South should sign two copies and return them to me for subsequent execution on behalf of HCDA. After HCDA's execution, I will return one, fully-executed copy to you for Air South's files. Pending that, you may wish to retain the third enclosed copy in your files.

Incidentally, since I have not yet received signed copies of either (1) the Non-Signatory Airline Use Permit or (2) the Space Permit from Air South; and since the County Attorney has since asked me to make some changes in these documents, I am also tendering you herewith three copies of each County-Attorney-approved version of documents (1) and (2) -- for Air South to sign two and return to me, etc. These versions are intended, of course, to supplant the versions I sent you previously and so I ask that you destroy those earlier versions.

Very truly yours,

/s/ Brendan P. Carmody
Brendan P. Carmody
Vice President

cc:  C.P. Winters, HCDA
     Todd Crawford, HCDA
     Emma Ruth Brittain, Esq., HCDA

                                             Lease No.      X-246
                                             Cust. No.      AIST30
                                             Doc.Name:      AIST246.MTL


                    LEASE AGREEMENT BETWEEN DADE COUNTY,
                    FLORIDA, AS LESSOR, AND AIR SOUTH, AS
                    LESSEE, MIAMI INTERNATIONAL AIRPORT


         THIS LEASE AGREEMENT, ("Agreement") made and entered into as of the________day of_______________________19__, by and between
DADE COUNTY, a political subdivision of the State of Florida ("County") and Air South, (a Illinois corporation, authorized to do business in the State of Florida) ("Lessee").

                              W I T N E S S E T H:

         FOR, and in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1
                                Term and Premises

         1.01 Term: The County hereby leases to the Lessee, and the Lessee hereby leases from the County, for a term of month-to-month, commencing on the 18th day of August, 1994, cancellable by either party, at any time, upon not less than 30 days written notice to the other party, the premises described in
Article 1.02 (Description of Premises) hereof, for the purposes set forth in
Article 2 (Use of Premises) hereof. This Agreement is a tenancy at will, pursuant to the provisions of Sections 83.02 and 83.03, Florida Statutes.

         1.02 Description of Premises: The premises leased herein are located in the Terminal Building area ("Terminal Building") at Miami International Airport ("Airport"), and are described as follows and as shown on Exhibits A and B dated August 18, 1994, attached hereto and made a part hereof ("Premises") and further identified by Dade County Aviation Department ("Department") identification number(s) ("ID#) as follows:

         1. 21,111 square feet of non air-conditioned baggage make-up, Class IV space
                    @ 3% utilization
                    Exhibit A, ID# 4B1111
                    Dated August 18, 1994

         2. 25,080 square feet of non air-conditioned baggage make-up, Class IV space
                    Exhibit A, ID# 4C1150
                    Dated August 18, 1994

         3.       1,498 square feet of air-conditioned
                  baggage make-up support, Class III space
                  @ 3% utilization
                  Exhibit A, ID# 3B1497
                  Dated August 18, 1994

         4.       194 square feet of air-conditioned
                  ticket counter, Class I space
                  Exhibit B, ID# lC2250
                  Dated August 18, 1994

         5.       936 square feet of air-conditioned
                  office, Class II space
                  Exhibit B-1, ID# 2B2420
                  Dated August 18, 1994

         6.       1,167 square feet of air-conditioned
                  office, Class III space
                  Exhibit B-2, ID# 3C2711
                  Dated August 18, 1994

         1.03 Relocation of Premises: The Premises are subject to relocation, modification or deletion, at the sole discretion of the Department, and this Agreement may be administratively revised to reflect such relocation, modification, or deletion upon 30 days written notice to the Lessee by the Department. Relocated space may not be similar in size or configuration to the Premises leased herein.


                                    ARTICLE 2
                                 Use of Premises

        2.01 Use of Premises: The Lessee shall use the Premises for the following purposes only:

                  The sale of tickets, check-in and handling of passengers and their baggage (baggage includes all articles which accompany passengers), supporting operations, and offices for the Lessee. Mail and air cargo storage or receiving operations shall not be conducted within or in connection with the Premises without the prior written approval of the Department. The Lessee agrees to make available to contiguous tenants its ticket counter position(s) on an as needed basis, without charge, provided use of same does not create conflicts in usage. The Lessee may use contiguous ticket counter position(s) provided that use of the position(s) does not conflict with the operations of the contiguous tenant(s) of the County.

         2.02 Installation of Equipment: The Lessee, upon written request, approved in writing by the Department, shall have the right to install, maintain, repair, replace and operate, at its sole cost and expense, in and on the Premises, and between the Premises and other premises leased by the Lessee, along such rights-of-way as may be approved by the Department, such computer equipment, communications, meteorological and aerial navigational equipment and facilities, together with required conduits, tubes and power lines, as may be necessary and convenient in the opinion of the Lessee for its operations.

        The Department shall have the right to require the Lessee to install removable terminals at certain designated ticket counter positions leased hereunder in order to accommodate usage of such positions by contiguous tenants pursuant to Article 2.01 (Use of Premises) hereof.

         2.03 Adequate Utilization of Premises: In the event the Premises, or any part thereof, are not being adequately utilized by the Lessee, as provided herein, the Department reserves the right, upon written notice, without liability by the Department to the Lessee, to make available the Premises or any part thereof to third parties on a joint utilization basis or to terminate this Agreement. The Department shall notify the Lessee of such action, in writing, no less than 30 calendar days prior to implementing such joint utilization or termination. Any monies paid by the third parties shall accrue to the County and the Lessee shall receive abatement of rentals due, for the applicable Premises, on a fair and equitable basis. For the purposes of this provision, the Lessee shall be deemed not to be adequately utilizing the Premises whenever the Lessee is regularly operating fewer than five departure flights out of the Airport per week.

        The Lessee may, upon no less than 30 calendar days written notice to the County, resume full utilization of the Premises. Such notice shall contain a statement that the Lessee will operate at least five departure flights per week out of the Airport and shall include a planned schedule of such operations. The written notice shall be signed by an authorized officer of the Lessee.

         2.04 Common Use Terminal Equipment: In the event the Department acquires and installs "common use (computer) terminal equipment" (CUTE) in the Premises, the Lessee, at its sole cost and expense, shall remove its own terminal equipment installed in the Premises and thereafter shall pay to the County such nondiscriminatory fees and charges as shall be established for any usage of CUTE. Such CUTE shall be so designed and implemented as to insure the security and confidentiality of proprietary information of the Lessee.

                                    ARTICLE 3
                              Rentals and Payments

        3.01 Monthly Rental: As monthly rental for the lease of the Premises, the Lessee shall pay to the County, commencing on August 18, 1994, the sum of $10,166.20, in U.S. funds, on the first day of each and every month, in advance and without billing, at the offices of the Department as set forth in Article 3.05 (Address for Payments). Said rental is computed as follows:


           DESCRIPTION                                            ANNUAL         MONTHLY
           -----------                                            ------         -------
1.       21,111 square feet of non air-
         conditioned baggage make-up,
         Class IV space @ 3% utilization
         @ $16.50 per square foot
         per year:                                            $10,449.95          $870.83
         Exhibit A, ID# 4B1111
         Dated August 18, 1994

2.       25,080 square feet of non air-
         conditioned baggage make-up,
         Class IV space @ 3% utilization
         @ $16.50 per square foot
         per year:                                           12,414.60        1,034.55
         Exhibit A, ID# 4C1150
         Dated August 18, 1994

3.       1,498 square feet of air-
         conditioned baggage make-up
         support, Class III space @ 3%
         utilization @ $33.00 per
         square foot per year:                               1,483.02           123.57
         Exhibit A, ID# 3B1497
         Dated August 18, 1994

4.       194 square feet of air-
         conditioned ticket counter,
         Class I space @ $66.00 per
         square foot per year:                              12,804.00         1,067.00
         Exhibit B, ID# 1C2250
         Dated August 18, 1994

5.       936 square feet of air-
         conditioned office, Class II
         space @ $49.50 per square
         foot per year:                                    46,332.00          3,861.00
         Exhibit B-1, ID# 2B2420
         Dated August 18, 1994

                                                                       ANNUAL        MONTHLY
   DESCRIPTION                                                         ------        -------
   -----------
6. 1,167 square feet of air
   conditioned office, Class III
   space @ $33.00 per square foot
   per year:                                                       38,511.00          3,209.25
   Exhibit B-2, ID# 3C2711                                         ---------          --------
   Dated August 18, 1994


     Total:                                                       $21 994.57        $10,166.20



plus applicable State sales taxes, as required by law.

         3.02 Security Deposit: Prior to occupancy of the Premises, the Lessee, unless exempted under County policy, shall pay to the County an amount equal to two times the required total monthly rental as determined pursuant to Article
3.01 above, plus applicable State sales tax thereon, as security for the payment of the Lessee's obligations hereunder. Said deposit shall be in addition to any rental payments required hereunder, and the Department shall be entitled to apply such payment to any debt of the Lessee to the Department that may then exist, as permitted by law, including but not limited to the rentals required hereunder. In lieu of the security deposit being made in cash, the Department, in its sole discretion, may authorize the Lessee to provide an irrevocable Letter of Credit, in a form provided by the Department, in like amount. The amount of the security deposit is subject to adjustment by the Department at any time there is a change in the annual or monthly rentals pursuant to the terms of this Agreement; provided further, that the Department shall have the right to demand an increase in the security deposit requirement of up to an additional four months rental to provide the Department with adequate assurance of the Lessee's payment of its obligations, which assurance is required because of the Lessee's defaults in the timely payment of rents, fees and charges due hereunder, or because the Department has reason to believe, based on published reports, that the Lessee's future ability to pay such rentals, fees and charges, on a timely basis, is in jeopardy.

         3.03 Rental Rate Adjustment: Annually as of October 1 of each year of the term of this Agreement, the cost based rental rates, pursuant to Article
3.01 (Monthly Rental) above, applicable to the Premises leased hereunder, shall be subject to recalculation and adjustment in accordance with the policies and formulae approved in Board of County Commissioners Resolution No. R-1054-90, adopted on September 27, 1990, as such may be amended from time to time. When such adjusted rental rates are established, this Agreement shall be considered and deemed to have been administratively amended to incorporate such rental rates, effective as of such October 1 date. Such rental rates shall be reflected herein by letter amendment hereto. Payments for any retroactive rental adjustments shall be due upon billing by the Department and payable within ten calendar days of same.

         3.04 Double Rental: In the event that the Lessee remains in possession of the Premises beyond the expiration or termination of this Agreement, the Lessee shall be bound by all of the terms and conditions of this Agreement to the same extent as if this Agreement were in full force and effect during the time beyond the expiration date of this Agreement. However, during any such possession of the Premises as a holdover tenant after the Department has demanded the return of the Premises, the Lessee shall be liable for double rentals for so long as the Lessee remains in possession after such demand, such rentals to be based upon the rental rates applicable from time to time, in whole or in part to the Premises.

         3.05 Address for Payments: The Lessee shall pay, by mail, all rentals, fees and charges required by this Agreement to the following:

                           Dade County Aviation Department
                           Accounting Division
                           P. 0. Box 592616
                           Miami, Florida 33159

         Payments may be made by hand-delivery to the offices of the Department during normal working hours.

         3.06 Late Payment Charge: In the event the Lessee fails to make any payments, as required to be paid under the provisions of this Agreement, within ten days after same shall become due, interest at the rates established from time to time by the Board of County Commissioners of Dade County, Florida (currently set at l-1/2% per month), shall accrue against the delinquent payment(s) from the original due date until the Department actually receives payment. The right of the County to require payment of such interest and the obligation of the Lessee to pay same shall be in addition to and not in lieu of the rights of the County to enforce other provisions herein, including termination of this Agreement, and to pursue other remedies provided by law.

         3.07 Dishonored Check or Draft: In the event that the Lessee delivers a dishonored check or draft to the County in payment of any obligation arising under this Agreement, the Lessee shall incur and pay a service charge of TWENTY DOLLARS or five percent of the face amount of such check, whichever is greater. Further in such event, the Department may require that future payments required pursuant to this Agreement be made by cashier's checks or other means acceptable to the Department.

         3.08 Other Fees and Charges: The Lessee acknowledges that the Board of County Commissioners has or will establish or direct the establishment, from time to time, of various fees and charges for the use of various facilities, equipment and services provided by the County and not leased to or specifically provided to the Lessee hereunder, and procedures relating to the payment of same. The Lessee shall pay, upon billing, for its use of such facilities, equipment and services those fees and charges which are billed monthly. For other fees and charges which are based on usage, the Lessee shall, unless otherwise directed by the Department in writing, report its uses of applicable facilities, equipment and services and pay the applicable fees and charges at the same time and in the same manner it pays landing fees to the County.


                                    ARTICLE 4
                        Maintenance and Repair by Lessee

         4.01 Cleaning: The Lessee shall, at its sole cost and expense, perform or cause to be performed, services which will at all times keep the Premises clean, neat, orderly, sanitary and presentable.

        4.02 Removal of Trash: The Lessee shall remove from the Premises, at its sole cost and expense, all trash and refuse which might accumulate and arise from its use of the Premises and the business operations of the Lessee under this Agreement. Such trash and refuse shall be stored temporarily and disposed of in a manner approved by the Department.

        4.03 Maintenance and Repairs: The Lessee shall repair and maintain in good condition the Premises and all improvements or alterations thereto, except for those items for which the County is responsible pursuant to Article 5 (Maintenance by County). Such repair and maintenance shall include, but not be limited to, painting, overhead and personnel doors, windows, pavement (landside and airside), equipment, protection bumpers attached to building, furnishings, skylights, fixtures, appurtenances, replacement of light bulbs, ballasts and tubes and the replacement of all broken glass, and shall at all times be based on a standard of care reflecting prudent property management. Maintenance and repairs shall be in quality and class equal to or better than the original work to preserve the Premises in good order and condition. The Lessee shall repair all damage caused by the Lessee and its employees, agents, independent contractors, patrons, servants or invitees. Prior to or at termination of this Agreement, injury done by the installation or removal of furniture and personal property of the Lessee shall be repaired so as to restore the Premises to their original state, except as the Premises may have been altered by the Lessee with the approval of the Department pursuant to Article 7.01 (Alterations), and to quit and surrender up the Premises in the same good order and condition as it was at the commencement of this Agreement, reasonable wear and tear and damage caused by an Act of God excepted; provided however, that such return of the Premises under this Article 4.03 shall not relieve the Lessee of its obligations for damages to the Premises that may be specifically provided elsewhere in this Agreement.

         4.04 Air-conditioning Maintenance: The Lessee shall have full responsibility for maintenance of any air-conditioning equipment installed by the Lessee.

         4.05 Inspections: The Department and/or its designated representatives shall have the right, during normal working hours, to inspect the Premises to identify those items of maintenance, repair, replacement, modification and refurbishment required of the Lessee or the County, pursuant to Article 5 Maintenance by County), to keep the Premises in good order and condition. The Lessee shall perform all corrective work required of it, identified in such inspection(s) within 30 days of receipt of written notice from the Department. Trash and debris problems shall be corrected within 24 hours following receipt of either oral or written notice from the Department.

         4.06 Failure to Maintain: If it is determined by the Department that the Lessee has failed to properly clean, remove trash and refuse, maintain, repair, replace and refurbish the Premises as required by this Article 4 (Maintenance and Repair by Lessee), the Department shall provide to the Lessee a list of deficiencies, reflecting the amount of time to be reasonably allowed for the Lessee to correct same. If the Lessee fails to correct such deficiencies within the time allowed and has not registered an objection as to its obligation to do so, the Department, following 10 days further notice to the Lessee, may enter upon the Premises and perform all work, which, in the judgment of the Department, may be necessary and the County shall add the cost of such work, plus 25% for administrative costs, to the rent due hereunder on the first day of the month following the date of such work, and such cost shall be and constitute a part of the rent. Subsequent to receipt of the further notice of intent to perform repairs or cleanup from the Department, the Lessee shall not undertake performance of such repairs or cleanup without specific prior written authorization from the Department.


                                    ARTICLE 5
                              Maintenance by County

         5.01 County Maintenance: The County shall clean, maintain and operate in good condition the Terminal Building, including, but not limited to, structural and system repairs, maintenance of the walls, ceilings and electrical and mechanical systems outside the leased Premises, and the roof. The County shall keep the public areas in the Terminal Building furnished and will provide therein adequate light, cold water and conditioned air. The County shall be responsible for the replacement of light bulbs, ballasts and tubes in the ticket counter space of the Premises. If any of the Terminal facilities are damaged or destroyed by the operations of the Lessee, the Department shall make the necessary repairs or replacements and shall bill the Lessee the cost thereof, plus 25% for administrative costs, in the manner specified in Article 4.05 (Failure to Maintain) hereof.

         5.02 County Maintenance Subject to Certain Conditions: Such maintenance by the County may be subject to interruption caused by repairs, strikes, lockouts, labor controversies, inability to obtain, fuel, power or parts, accidents, breakdowns, catastrophes, national or local emergencies, acts of God, and other conditions beyond the control of the County. Upon any such happening, the Lessee shall have no claim for damages for the County's failure to furnish or to furnish in a timely manner any such maintenance; provided, however, that the Department, in its sole discretion, may provide a rent abatement for that portion of the Premises rendered unusable for that period of time that the County is unable to make repairs required by Article 5.01 (County Maintenance). The County shall exercise reasonable diligence to remedy and/or cure any such interruptions, to the extent such interruptions are within the County's control.


                                    ARTICLE 6
                        Regulations, Licenses and Permits

         6.01 Rules and Regulations: The Lessee shall comply with all Ordinances of the County, including the Rules and Regulations of the Department, Chapter 25, Code of Metropolitan Dade County, Florida, as the same may be amended from time to time, Operational Directives issued thereunder, all additional laws, statutes, ordinances, regulations and rules of the Federal, State and County Governments, and any and all plans and programs developed in compliance therewith, which may be applicable to its operations or activities under this Agreement, including specifically, without limiting the generality hereof, Federal air and safety laws and regulations and Federal, State and County environmental, hazardous waste and materials and natural resources laws, regulations and permits.

         6.02 Violations of Rules and Regulations: The Lessee agrees to pay on behalf of the County any penalty, assessment or fine, issued against the County, or to defend in the name of the County any claim, assessment or civil action, which may be presented or initiated by any agency or officer of the Federal, State or County governments, based in whole or substantial part upon a claim or allegation that the Lessee, its agents, employees or invitees, have violated any law, ordinance, regulation, rule or directive described in Article 6.01 above or any plan or program developed in compliance therewith. The Lessee further agrees that the substance of this Article 6.02 and Article 6.01 above shall be included in every sublease, contract and other agreement, which the Lessee may enter into related to its operations and activities under this Agreement and that any such sublease, contract and other agreement shall specifically provide that "Dade County, Florida is a third party beneficiary of this and related provisions." This provision shall not constitute a waiver of any other conditions of this Agreement prohibiting or limiting assignments, subletting or subcontracting.

         6.03 Permits and Licenses: The Lessee expressly covenants, warrants and agrees that it shall, at its sole cost and expense, be strictly liable and responsible for obtaining, paying for, maintaining on a current basis, and fully complying with, any and all permits, licenses and other governmental authorizations, however designated, as may be required, at any time throughout the entire term of this Agreement, by any Federal, State, or County governmental entity or any judicial body having jurisdiction over the Lessee or the Lessee's operations and activities, for any activity of the Lessee conducted on the Premises and for any and all operations conducted by the Lessee, including ensuring that all legal requirements, permits and licenses necessary for or resulting, directly or indirectly, from the Lessee's operations and activities on the Premises have been obtained and are being fully complied with. Upon the written request of the Department, the Lessee shall provide to the Department copies of any and all permits and licenses, and applications therefor, which the Department may request.

         6.04 Aircraft Noise Abatement Regulations Compliance: The Lessee hereby specifically acknowledges its awareness that the noise generated by aircraft, while on the ground and in flight, may cause annoyance to residential areas in proximity to the Airport and/or under or near flight corridors serving the Airport and that the County, as proprietor of the Airport, may, therefore, from time to time adopt certain lawful policies, procedures and/or regulations, not inconsistent with the Airport Noise and Capacity Act of 1990, unless otherwise approved by the Federal Aviation Administration, and not inconsistent with aircraft safety, intended to abate the effects of aircraft noise. Said policies, procedures and/or regulations may deal with, but are not necessarily limited to, nighttime engine run-ups, preferential runway usage, aircraft arrival and departure patterns, use of displaced runway thresholds, and the like. The Lessee specifically understands and agrees that a violation of such noise abatement policies, procedures and/or regulations may result in the arrest or citation of the offending party, with the imposition of fines, and that a violation of same shall constitute a material breach hereunder and may result in termination of this Agreement pursuant to the provisions hereof.


                                    ARTICLE 7
                  Alteration of Premises and Erection of Signs

         7.01 Alteration: The Lessee shall not alter the Premises in any manner whatsoever without the prior written approval of the Department. In the event the Lessee is given approval to make alterations to the Premises, the Lessee shall comply with the terms and conditions of such approval, as contained in the Department's approval letter, and a failure to do so shall constitute a default pursuant to Article 12.03 hereof.

         7.02 Signage: The Lessee shall not erect, maintain or display any identifying signs or any advertising matter, of any type or kind which is visible to the public, without prior written approval of the Department. In the event the Department changes the graphics system for the identification of lessees at the Airport, the Lessee agrees, if required by the Department, to change, at its sole cost, any of its identification signs necessary to comply with such graphics system.


                                    ARTICLE 8
                            Assignment and Subletting

         The Lessee shall not assign, transfer or otherwise encumber this Agreement, nor sublet all or any portion of the Premises, nor allow others to use the Premises for any commercial purpose.


                                    ARTICLE 9
                        Indemnification and Hold Harmless

        The Lessee shall protect, defend, using attorneys reasonably acceptable to the County, and hold the County and its officers, agents and employees completely harmless from and against any and all liabilities, losses, suits, claims, judgments, fines or demands arising by reason of injury or death of any person or damage to any property, including the leased Premises, including all reasonable costs for investigation and defense thereof (including but not limited to attorney fees, court costs, and expert fees, through all levels of trial and appellate proceedings), of any nature whatsoever arising out of or incident to this Agreement and/or the use or occupancy of the leased Premises or the acts or omissions of officers, agents, employees, contractors, subcontractors, licensees, or invitees of the Lessee regardless of where the injury, death, or damage may occur, except to the extent such injury, death or damage is caused (i) solely by an Act or God, or (ii) by the negligence or willful misconduct of the County, its officers, employees or agents. The County shall give the Lessee reasonable notice of any such claims or actions. The provisions of this section shall survive the expiration or early termination of this Agreement.


                                   ARTICLE 10
                                    Insurance

         10.01 Insurance Required: In addition to such insurance as may be required by law, the Lessee shall maintain, without lapse or material change, for so long as it occupies the Premises, the following insurance:

           (A) Public Liability Insurance on a comprehensive basis, including Contractual Liability, to cover the Lessee's Premises and operations, in an amount not less than

                  $5,000,000 combined single limit per occurrence for bodily injury and property damage. The County must be shown as an additional insured with respect to this coverage.

                  Coverages shall be for each occurrence, with either no aggregate or an annual policy aggregate of no less than twice the amount of coverage required for each occurrence. In the event that the Lessee's available coverage falls below the per occurrence amount shown above, the Lessee shall secure a new certificate of insurance evidencing the required coverage. The County reserves the right to not accept policies with aggregate limits or substantial deductibles.

         (B) Automobile Liability Insurance covering all owned, non-owned and hired vehicles (including ground or mobile equipment) used by the Lessee in connection with its operations under this Agreement in an amount not less than:

                  (1) $5,000,000 combined single limit per occurrence for bodily injury and property damage covering all vehicles and ground and mobile equipment used by the Lessee on the Air Operations Area of the Airport ("AOA");

                  (2) $300,000 combined single limit per occurrence for bodily injury and property damage covering such vehicles and ground and mobile equipment when being used by the Lessee off of the AOA.

        The insurance coverages required shall include those classifications, as listed in standard liability insurance manuals, which most nearly reflect the operations of the Lessee under this Agreement. All insurance policies required pursuant to the terms of this Agreement shall be issued in companies approved to do business under the laws of the State of Florida. Such companies must be rated no less than "B" as to management, and no less than "VIII" as to strength in accordance with the latest edition of "Best's Insurance Guide", published by A.M. Best Company, Inc., or its equivalent, subject to approval of the County Risk Management Division.

         10.02 Insurance Certificates Required: Prior to the commencement of operations hereunder and annually thereafter, the Lessee shall furnish or cause to be furnished certificates of insurance to the Department which certificates shall clearly indicate that:

         (A) The Lessee has obtained insurance in the types, amounts and classifications as required for strict compliance with this Article;

leased to a third party, or which the County has not leased herein.


                                   ARTICLE 12
                                   Termination

         12.01 Payment Defaults: Failure of the Lessee to make all payments of rentals, fees and charges required to be paid herein when due shall constitute a default, and the County may, at its option, terminate this Agreement after five calendar days notice in writing to the Lessee unless the default be cured within the notice period.

         12.02 Insurance Defaults: The County shall have the right, upon 5 calendar days written notice to the Lessee, to terminate this Agreement if the Lessee fails to provide evidence of insurance coverage in strict compliance with
Article 10 (Insurance) hereof prior to commencement of operations, or fails to provide a renewal of said evidence upon its expiration; provided, however, that such termination shall not be effective if the Lessee provides the required evidence of insurance coverage within the notice period.

         12.03 Other Defaults: The County shall have the right, upon 30 calendar days written notice to the Lessee, to terminate this Agreement upon the occurrence of any one or more of the following, unless the same shall have been corrected within such period, or if correction cannot reasonably be completed within such 30 day period, in the sole discretion of the Department, the Lessee has commenced substantial corrective steps within such 30 day period and diligently pursues same to completion.

         (A) Failure of the Lessee to comply with any covenants of this Agreement, other than the covenants to pay rentals, fees and charges when due, and the covenants to provide required evidence of insurance coverage.

         (B) The conduct of any business, the performance of any service, or the merchandising of any product or service not specifically authorized herein, by the Lessee.

         12.04 Habitual Default: Notwithstanding the foregoing, in the event that the Lessee has frequently, regularly or repetitively defaulted in the performance of or breached any of the terms, covenants and conditions required herein to be kept and performed by the Lessee, in the sole opinion of the County and regardless of whether the Lessee has cured each individual condition of breach or default as provided in Articles 12.01 Payment Defaults), 12.02 (Insurance Defaults) and 12.03 (Other Defaults) hereinabove, the Lessee shall be determined by the Director to be an "habitual violator." At the time that such determination is made, the Department shall issue to the Lessee a written notice advising of such determination and citing the

         If the County advises the Lessee that it has reasonable grounds to believe that any hazardous substance or environmental contaminant has been released within the Premises or into the ground under the Premises, then the Lessee at its expense shall retain an approved environmental consultant to perform whatever environmental assessment may be required to determine the extent of such release. The Lessee shall comply with the recommendations and conclusions, contingent upon County approval, of such consultant regarding environmental clean up efforts that may be required, and shall comply with any other clean up requirements imposed on the Lessee by Federal, State or County law, regulations or codes.

        Notwithstanding any other provisions of this Agreement, the Lessee shall have no liability to the County for any violation of environmental law which is attributable to the acts or omissions of any person other than the Lessee, its agents, employees, invitees, contractors or trespassers (nor shall such violations constitute a default or breach of this Agreement). Nothing in this Agreement shall affect the Lessee's liability for environmental violations as separately provided for in any Federal, State, or County law, ordinance, rule or regulation.

         12.07 Lien Upon Personal Property: In the event of termination for default or upon termination of this Agreement by its term the County shall have a lien upon all personal property of the Lessee to secure the payment of any unpaid rentals, fees and charges accruing under the terms of this Agreement.

                                   ARTICLE 13
                               Special Conditions

         13.01 Quality of Services: The Lessee shall furnish the services required and authorized, pursuant to Article 2 (Use of Premises) hereof, on a good, prompt and efficient basis and on a fair, equal and not unjustly discriminatory basis to all users thereof.

         13.02 Nondiscriminatory Prices: The Lessee shall charge fair, reasonable, customary and not unjustly discriminatory prices for each unit of sale or service; provided, however, that the Lessee may make reasonable, customary and nondiscriminatory discounts, rebates or similar types of price reductions to volume purchasers of the Lessee's services.

         13.03 County's Obligations: The Lessee, in recognition of the County's obligation, pursuant to Section 22 of Part V of the Federal Aviation Administration's standard grant assurances, to enforce the provisions of Articles 13.01 (Quality of Services) and 13.02 (Nondiscriminatory Prices) above, agrees that the Department may, from time to time, promulgate standards, methods and procedures for and monitor and test the provision of services hereunder and may require the Lessee to provide copies of schedules of service charges and the bases for discounts, rebates and similar types of price reductions. Should the Department determine that the Lessee is not in compliance with the provisions of Articles 13.01 (Quality of Services) and 13.02 (Nondiscriminatory Prices) above, the first such occurrence shall be considered a curable default, pursuant to Article 12.03 (Other Defaults) hereof and subsequent occurrence(s) shall be considered a material breach of this Agreement, entitling the County to the remedies provided in this Agreement or by law.

         13.04 Porter Service: The Lessee shall provide its passengers with porter service including, but not limited to, baggage handling and baggage transportation for arriving, departing and cancelled flights, and wheelchair assistance. The Lessee shall provide such service using its own employees or shall contract with a Department-authorized service company to provide such service.

                                   ARTICLE 14
                                Nondiscrimination

         14.01 Employment Discrimination: The Lessee shall not discriminate against any employee or applicant for employment with respect to hire, tenure, terms, conditions, or privileges of employment, or any matter directly or indirectly related to employment because of age, sex, race, color, religion, national origin, ancestry or disability. The Lessee shall comply with applicable provisions of the Americans with Disabilities Act, including, but not limited to, provisions pertaining to employment.

         14.02 Nondiscriminatory Access to Premises and Services: The Lessee, for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree as a covenant running with the land that: (1) no person on the grounds of race, color, sex, national origin or ancestry shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of the Premises; (2) that in the construction of any improvements on, over, or under such land and the furnishings of services thereon, no person on the grounds of race, color, sex, national origin or ancestry shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination in the use of the improvements; and (3) that the Lessee shall use the Premises in compliance with all other requirements imposed by or pursuant to the enforceable regulations of the Department of Transportation as amended from time to time.

         14.03 Breach of Nondiscrimination Covenants: In the event it has been determined that the Lessee has breached any enforceable nondiscrimination covenants contained in Articles 14.01 (Employment Discrimination) and 14.02 (Nondiscriminatory

Access to Premises and Services) above, pursuant to the complaint procedures contained in the applicable Federal Regulations, and the Lessee fails to comply with the sanctions and/or remedies which have been prescribed, the County shall have the right to terminate this Agreement pursuant to Article 12.03 (Other Defaults) hereof.

         14.04 Affirmative Action and Disadvantaged Business Enterprise
Programs: The Lessee agrees that in the event the provisions of 49 CFR Part 23, Disadvantaged Business Enterprises (DBE) and 14 CFR Part 152, Affirmative Action Employment Programs, are applicable to the Lessee under this Agreement, it shall comply with all requirements of the Department, the Federal Aviation Administration and the U. S. Department of Transportation. These requirements may include, but be not limited to, the compliance with DBE and/or Employment Affirmative Action participation goals, keeping of certain records of good faith compliance efforts, and the submission of various reports, including, if directed by the Department, the contracting of specified percentages of goods and services contracts to Disadvantaged Business Enterprises. In the event it has been determined, in accordance with applicable regulations, that the Lessee has defaulted in the requirement to comply with this section, and the Lessee thereafter fails to comply with the sanctions and/or remedies then prescribed, the County shall have the right, upon written notice to the Lessee to terminate this Agreement pursuant to Article 12.03 (Other Defaults) hereof.


                                   ARTICLE 15
                         Security and Special Provisions

         15.01 Security: The Lessee acknowledges and accepts full responsibility for the security and protection of the Premises, any improvements thereon, its equipment and property on the Airport and control of access to the Air Operations Area ("AOA") through the Premises by persons and vehicles. The Lessee fully understands and acknowledges that any security measures deemed necessary by the Lessee for the protection of said Premises, equipment and property and access to the AOA through the Premises shall be the sole responsibility of the Lessee and shall involve no cost to the County. All such security measures by the Lessee shall be in accordance with FAR 107 and the Airport Security Plan.

         15.02 Security Identification Display Areas Access Identification
Badges: The Lessee shall be responsible for requesting the Department to issue identification ("ID") badges to all employees who are authorized access to Security Identification Display Areas ("SIDA") on the Airport, designated in the Airport's security program and shall be further responsible for the immediate reporting of all lost or stolen ID badges and the immediate return of the ID badges of all personnel transferred from Airport assignment or terminated from the employ of the Lessee or upon termination of this Agreement. Each employ must complete the SIDA training program conducted by the Department, before an ID badge is issued. The Lessee shall pay, or cause to be paid, to the Department such nondiscriminatory charges, as may be established from time to time, for lost or stolen ID badges and those not returned to the Department in accordance with this Article. The Department shall have the right to require the Lessee to conduct background investigations and to furnish certain data on such employees before the issuance of such ID badges, which data may include the fingerprinting of employee applicants for such badges.

         15.03 AOA - Driver Training: Before the Lessee shall permit any employee to operate a motor vehicle of any kind or type on the AOA, the Lessee shall require such employee to attend and successfully complete the AOA Driver Training Course conducted from time to time by the Department. The privilege of a person to operate a motor vehicle on the AOA may be withdrawn by the Department for any of violation of AOA driving rules. Notwithstanding the above, the Lessee shall be responsible for ensuring that all such vehicle operators possess current, valid, appropriate Florida driver's licenses.

         15.04 Alcohol and Drug Testing: The Lessee acknowledges that the County, as a public agency sponsor under the provisions of the Airport and Airway Improvement Act of 1982, as amended (the "Act"), has the obligation to establish a drug free workplace and to establish policies and programs to ensure airport safety and security. The Lessee acknowledges that the Department, on behalf of the County, has the right to require users of the Airport (Lessees, Permittees, Licensees, etc.) to establish reasonable programs to further the achievement of the objectives described herein. Accordingly, the Lessee shall establish programs for pre-employment alcohol and drug screening for all candidates for employment at the Airport who will as a part of their duties (a) be present on the AOA; (b) operate a motor vehicle of any type on the AOA; or
(c) operate any equipment, motorized or not, on the AOA and for the same or similar screening based upon a reasonable suspicion that an employee, while on duty on the AOA, may be under the influence of alcohol or drugs. Notwithstanding the above, the Lessee specifically acknowledges that the County, acting through the Department, has the right and obligation to deny access to the AOA and to withdraw AOA driving privileges from any person who it has a reasonable suspicion to believe is under the influence of alcohol or drugs.

         15.05 Drug-Free Workplace Certification: Notwithstanding the provisions of Article 15.04 (Alcohol and Drug Testing) above and in addition thereto, the Lessee, in its execution of this Agreement, hereby certifies and agrees, pursuant to County Ordinance No. 92-15, adopted on March 17, 1992, as such may be amended from time to time, that it will provide drug-free



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


workplaces for all its employees. In providing such drug-free workplaces, as a minimum, the Lessee shall do the following:

         (A) Provide each employee with a written statement notifying the employee that the unlawful manufacture, distribution, dispensation, possession or use of a controlled substance, as defined in Section 893.02(4), Florida Statutes in the Lessee's workplaces is prohibited and specifying the actions the Lessee will take against employees for violation of such prohibition. Such written statement shall also inform the employee about the following:

                  (1)    The dangers of alcohol and drug abuse in the workplace.

                  (2) The Lessee's policy of maintaining a drug-free environment at all its workplaces, including, but not limited to, all locations where employees perform any task relating to its operations under this Agreement.

                  (3) Any available alcohol and drug counseling, rehabilitation and employee assistance programs available to employees with an alcohol or drug problem.

                  (4) The penalties that may be imposed by the Lessee on employees for alcohol or drug abuse violations.

           (B) Require each employee to sign a copy of the written statement required pursuant to Section (A) above to acknowledge the employee's receipt of same and advice as to the specifics of such policy. The Lessee shall maintain copies of the statements signed by its employees. The Lessee shall also post in prominent places at all of its workplaces a written statement of its drug-free workplace policy containing at least all of the elements contained in Paragraphs (1) through
                  (4) of Section (A) above.

           (C) Notify each employee, in the written statement required pursuant to Section (A) above, that as a condition of employment, the employee will (i) abide by the Lessee's drug free workplace policy contained in the written statement; and
                  (ii) notify the Lessee of any criminal drug statute conviction for a violation occurring in the workplace no later than five days after such conviction.

           (D) Notify the Department within ten days after receiving notice under Section (C) above from such employee or otherwise receiving actual notice of such conviction.

         (E) Impose appropriate personnel action, up to and including termination, for any employee convicted for violation of a criminal drug statute; or, require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program, approved for such purposes by a Federal, State or local health, law enforcement or other appropriate agency.

         (F) Make a good faith effort to continue to maintain a drug-free workplace through implementation of Sections
                (A) through (E) above.

         Annually, as of the annual anniversary date of the effective date of this Agreement, the Lessee shall provide a certification, in a form to be prescribed by the County, that it will continue to provide for drug-free workplace(s) in the same manner as described herein.

         This Agreement shall be terminated, upon fifteen days written notice to the Lessee, and without liability to the County, if the Department or the County Manager determines any of the following:

         (G) That the Lessee has made a false certification in its execution of this Agreement or in accordance with the annual re-certification required above;

         (H) That the Lessee has violated its original or renewal certification by failing to carry out any of the requirements contained in Sections (A), (B), (C), (D), (E) or (F); or

         (I) That such a number of employees of the Lessee have been convicted of violations in workplace(s), as to indicate that the Lessee has failed to make a good faith effort to provide a drug-free workplace as required herein.

         15.06 Special Programs: The Lessee shall ensure that all employees so required participate in such safety, security and other training and instructional programs, as the Department or appropriate Federal agencies may from time to time require.

         15.07 Vehicle Permit and Company Identification: Motor vehicles and equipment of the Lessee operating on the AOA must have an official motor vehicle identification permit issued pursuant to Operational Directives of the Department. In addition, company identification must be conspicuously displayed thereon.

         15.08 Federal Agencies Right to Consent: The Lessee understands and agrees that all persons entering and working in or around arriving international aircraft and facilities used by the various Federal Inspection Services agencies may be subject to the consent and approval of such agencies. Persons not approved or consented to by the Federal Inspection Services agencies shall not be employed by the Lessee in areas under the jurisdiction or control of such Federal Inspection agencies.

         15.09 AOA - Right to Search: The Lessee agrees that its vehicles, cargo, goods and other personal property are subject to being searched when attempting to enter or leave and while on the AOA. The Lessee further agrees that it shall not authorize any employee or agent to enter the AOA unless and until such employee or agent has executed a written consent-to-search form acceptable to the Department. Persons not executing such consent-to-search form shall not be employed by the Lessee at the Airport, in any job requiring access to the AOA.

         It is further agreed that the Department has the right to prohibit an individual, agent or employee of the Lessee from entering the AOA based upon facts which would lead a person of reasonable prudence to believe that such individual might be inclined to engage in theft, cargo tampering, aircraft sabotage or other unlawful activities. Any person denied access to the AOA or whose prior authorization has been revoked or suspended on such grounds shall be entitled to a hearing before the Director of the Department or his authorized designee within a reasonable time. Prior to such hearing, the person denied access to the AOA shall be advised, in writing, of the reasons for such denial.

         The Lessee acknowledges and understands that these provisions are for the protection of all users of the AOA and are intended to reduce the incidence of thefts, cargo tampering, aircraft sabotage and other unlawful activities at the Airport.


                                   ARTICLE 16
                                    Employees

         16.01 Control of Employees: The Lessee shall properly control the actions of its employees at all times that said employees are working on the Airport, ensuring that they present a neat appearance and discharge their duties in a courteous and efficient manner and that they maintain a high standard of service to the public.

         16.02 Use of Public Facilities: The Lessee acknowledges and agrees that the County has provided certain facilities, such as Terminal seating areas, holdrooms, rest rooms and other conveniences for the use of the traveling public and has also provided special facilities solely for the use of the employees of Airport tenants and commercial users. The Lessee shall not permit its employees to use the public areas provided by the County for use by the traveling public, except those employees normally required to be in contact with the traveling public, those providing passenger services and those doing so as part of regular assigned duties.

         16.03 Employee Covenants Violations: In the event the Lessee is in default of the covenants in Articles 16.01 (Control of Employees) and 16.02 (Use of Public Facilities) for failure to properly control its employees or by permitting its employees to improperly use facilities provided by the County for the use and convenience of the traveling public, the Department shall have the right to require the Lessee to remove from employment at the Airport those employees who individually violated the covenants of Articles 16.01 (Control of Employees) and 16.02 (Use of Public Facilities).


                                   ARTICLE 17
                                  Civil Actions

         17.01 Governing Law; Venue: This Agreement shall be governed and construed in accordance with the laws of the State of Florida. The venue of any action on this Agreement shall be laid in Dade County, Florida, and any action to determine the rights or obligations of the parties hereto shall be brought in the courts of the State of Florida.

         17.02 Notice of Commencement of Civil Action: In the event that the County or the Lessee commence a civil action where such action is based in whole or in part on an alleged breach of this Agreement, the County and the Lessee agree to waive the procedure for initial service of process. The County and the Lessee agree to submit themselves to the jurisdiction of the court in which the action has been filed whenever service has been made in the following manner:

         (A) Upon the County: by Certified Mail, Return Receipt Requested, sent to (i) the party indicated in Article 19.07 (Notices) on behalf of the County and (ii) with a copy to the County Attorney, Aviation Division, P.O. Box 592075 AMF, Miami, FL 33159.

         (B) Upon the Lessee: by personal service or by Certified Mail, Return Receipt Requested, upon the party indicated in Article
                  19.07 (Notices) on behalf of the Lessee, with a copy to whatever attorney the Lessee has designated in writing, if any.

         In the event that the County and/or the Lessee raise an objection to service of initial pleadings as provided for herein, and the trial court overrules such objection, the objecting party shall pay liquidated damages (attorney's fees) in the amount of $250.00 to plaintiff in such action, prior to answering the complaint.

         17.03 Registered Office/Agent; Jurisdiction:
Notwithstanding the provisions of Article 17.02 (Notice of Commencement of Civil Action), and in addition thereto, the Lessee, if a corporation, shall designate a registered office and a registered agent, as required by Section 48.091, Florida Statutes, such designations to be filed with the Florida Department of State in accordance with
Section 607.034, Florida Statutes. If the Lessee is a natural person, he and his personal representative hereby submit themselves to the jurisdiction of the Courts of this State for any cause of action based in whole or in part on an alleged breach of this Agreement.


                                   ARTICLE 18
                       Trust Agreement and Bond Resolution

         18.01 Incorporation of Trust Agreement and Bond Resolution by
Reference: Notwithstanding any of the terms, provisions and conditions of this Agreement, it is understood and agreed by the parties hereto that the provisions of the Trust Agreement dated as to the 1st day of October, 1954, as amended, by and between the County and the Chase Manhattan Bank (now the Chase Manhattan Bank, National Association) as Trustee and the First National Bank of Miami (now First Union National Bank of Florida) as Co-Trustee, (the "Trust Agreement") and Resolution No. R-1654-84 adopted by the County on December 4, 1984, securing Dade County Aviation Facilities Revenue Bonds (the "Bond Resolution"), which Trust Agreement and Bond Resolution are incorporated herein by reference thereto, shall prevail and govern in the event of any conflict or inconsistency with or ambiguity relating to the terms and conditions of this Agreement, including the rents, fees or charges required herein, and their modification or adjustment. Copies of the Trust Agreement and Bond Resolution are available for inspection in the offices of the Department during normal working hours.

         18.02 Adjustment of Terms and Conditions: If, at any time during the term of this Agreement, a court of competent jurisdiction shall determine that any of the terms and conditions of this Agreement, including the rentals, fees and charges required to be paid hereunder to the County by the Lessee or by other Lessees under other Agreements of the County for the Lease or use of facilities used for similar purposes, are unjustly discriminatory, the County shall have the right to modify such terms and conditions and to increase or otherwise adjust the rentals, fees and charges required to be paid under this Agreement in such a manner as the County shall determine is necessary and reasonable so that the rentals, fees and charges payable by the Lessee and others shall not thereafter be unjustly discriminatory to any user of like facilities and shall not result in any violation of the Trust Agreement and/or Bond Resolution or in any deficiency in revenues necessary to comply with the covenants of the Trust Agreement and/or Bond Resolution. In the event the County has modified the terms and conditions of this Agreement, including any adjustment of the rentals, fees and charges required to be paid to the County pursuant to this provision, this Agreement shall be amended to incorporate such modification of the terms and conditions including the adjustment damage to the Premises, plus the loss of rentals attributable to the damaged or destroyed premises.

         19.19 Quiet Enjoyment: Subject to the terms of this Agreement, specifically including, but not limited to, the County's right and obligation to make certain repairs, alterations, and additions under Articles 5 (Maintenance by County) and 19.09 (Rights of County at Airport), which, for purposes of this clause includes any and all demolition, in whole or in part, of buildings and runways, and roadway systems on or off the Airport, and the reservation of easement rights to the airspace under Article 15.10 (Right of Flight), all of which provisions and others in the Agreement the Lessee acknowledges may cause disruption and disturbance to the Lessee, and upon the observance by the Lessee of all the terms, provisions, covenants and conditions imposed upon the Lessee hereunder, the Lessee shall peaceably and quietly hold and enjoy the Premises for the term of this Agreement; provided, however, that the County shall not be liable for any violation of this clause or for any disturbance or disruption in or to the Lessee's business, for acts or omissions of tenants, users of the Airport, third parties, or when any department or agency of the County is acting in its governmental capacity, or by Acts of God.

         19.20 Interpretation of Agreement: This Agreement is the result of negotiation between the parties hereto and has been typed/printed by one party for the convenience of both parties, and the parties covenant that this Agreement shall not be construed in favor of or against any of the parties hereto.

         19.21 Entirety of Agreement: The parties hereto agree that this Agreement sets forth the entire agreement between the parties, and there are no promises or understandings other than those stated herein. None of the provisions, terms and conditions contained in this Agreement may be added to, modified, superseded or otherwise altered, except as may be specifically authorized herein or by written instrument executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their appropriate officials as of the date first above written.

                         BOARD OF COUNTY COMMISSIONERS
                         OF DADE COUNTY, FLORIDA


                         By:
                            --------------------------------------
                                                    County Manager


                         ATTEST: Harvey Ruvin, Clerk


                         By:
                            --------------------------------------
                                                      Deputy Clerk

                                                             (SEAL)


                         LESSEE:

                         By:
                            --------------------------------------


                         ATTEST:
                         -----------------------------------------
                                                         Secretary

                         -----------------------------------------
                                                        Print Name



                         (CORP. SEAL)

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT

                                    EXHIBIT A

                                    AIR SOUTH

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                    EXHIBIT B

                                    AIR SOUTH

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                   EXHIBIT B-1

                                    AIR SOUTH

                                   DADE COUNTY
                               AVIATION DEPARTMENT
                           MIAMI INTERNATIONAL AIRPORT


                                  EXHIBIT B-2.

                                    AIR SOUTH